EXECUTION VERSION

Exhibit 10.1

To:

AXA REAL ESTATE INVESTMENT MANAGERS SGP

Tour Majunga, La Défense 9-6, Place de la Pyramide,

92908 Puteaux, Paris,

France

(as “Voting Representative”, on behalf of the Majority Holders who together form an Affiliated Holder Group)

From:

AP WIP ARCCO INVESTMENTS, LLC

3 Bala Plaza East, Suite 502 Bala Cynwyd

PA 19004

United States of America

AP WIP INVESTMENTS, LLC

3 Bala Plaza East, Suite 502 Bala Cynwyd

PA 19004

United States of America

(together, the “Obligors”)

Copy to:

GLAS USA LLC

3 Second Street

Suite 206 Jersey City

NJ 07311

United States of America

(the “Registrar”)

April 4, 2022

Dear Sirs,

Amendment letter to Subscription Agreement

We refer to the issuance of up to €750,000,000 secured and guaranteed promissory certificates to the Original Subscribers pursuant to, and in accordance with, a subscription agreement dated 21 December 2021 (the “Subscription Agreement”).

1.	Background
1.1	This letter is supplemental to and amends the Subscription Agreement.

EXECUTION VERSION

1.2

Pursuant to clause 32.1(a)(Amendments) of the Subscription Agreement, the Majority Holders have consented to the consented to the amendments to the Subscription Agreement contemplated by this letter. Accordingly, the Voting Representative is authorised to execute this letter on behalf of the Majority Holders.

2.	Definitions and interpretation
2.1	Unless otherwise defined in this letter, terms defined in the Subscription Agreement shall have the same meaning when used in this letter.
2.2

The rules of interpretation of the Subscription Agreement shall apply to this letter as if set out in this letter save that references in the Subscription Agreement to “this Agreement” shall be construed as references to this letter.

2.3	In this letter:
(a)	any reference to a “paragraph” or “Schedule” is, unless the context otherwise requires, a reference to a paragraph or Schedule of this letter; and
(b)	paragraph and Schedule headings are for ease of reference only.
2.4	This letter is a designated Finance Document.
3.	Amendments
3.1

In accordance with the provisions of clause 32.1(a)(Amendments) of the Subscription Agreement, the Obligors and the Voting Representative (on behalf of the Majority Holders) hereby agree that as of the Effective Date (as defined below):

(a)	clause 18.1(b) of the Subscription Agreement shall be deleted in its entirety and replaced with the following:

“by no later than 45 days after the end of each Quarterly Period, the Company’s unaudited consolidated financial statements for the relevant Quarterly Period (the “Quarterly Financial Statements”).”

(b)	for the purposes of the limit below in Schedule 14 (Core Concentration Criteria) of the Subscription Agreement, the footnote shall be amended to add “Excludes Asset: Bologna Data Centre.”

Data centres, towers, DAS and related leases*	25% maximum (Data centres no more than 10%)

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4.	Effective Date
4.1	The provisions of this letter shall take effect on and from the date that this letter is countersigned by you (the “Effective Date”).
4.2

On and after the Effective Date, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Subscription Agreement, and each reference in the other Finance Documents to “the Subscription Agreement”, “thereunder”, “thereof” or words of like import referring to the Subscription Agreement, shall mean and be a reference to the Subscription Agreement as amended hereby and the Subscription Agreement and this letter shall be read and construed as one document.

5.	Continuity
5.1	The provisions of the Finance Documents shall, save as amended by this letter, continue in full force and effect.
5.2

Save as set out in paragraph 3, nothing in this letter shall be deemed to be an amendment to the terms of any of the Finance Documents or a waiver or consent by the Finance Parties to any breach or potential breach (present or future) of any of the Finance Documents or any waiver of any default which arises on or after the date of this letter. Nothing in this letter shall prejudice our rights under the Subscription Agreement.

6.	Miscellaneous

The provisions of clauses 1.4 (Third party rights), 33 (Confidential Information), 34 (Counterparts) and 36 (Enforcement) of the Subscription Agreement shall apply to this letter, as if set out in full and so that references in those provisions to “this Agreement” shall be construed as references to this letter and reference to “party” or “parties” shall be construed as references to parties to this letter.

7.	Governing law and jurisdiction

This letter and any dispute or claim (including any non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by English law.

Please sign and return the enclosed copy of this letter to us within three Business Days of the date of this letter to confirm your acceptance of and agreement to its terms.

Yours faithfully,

EXECUTION VERSION

Signatures

The Obligors

AP WIP ARCCO INVESTMENTS, LLC By: /s/Scott G. Bruce
Name: Scott G. Bruce
Title: President Address:3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004 Fax:+1 (610) 660-4920 Email: sbruce@radiusglobal.com Attn: Scott G. Bruce
AP WIP INVESTMENTS, LLC By: /s/Scott G. Bruce
Name: Scott G. Bruce
Title: President Address:3 Bala Plaza East, Suite 502 Bala Cynwyd, PA 19004 Fax:+1 (610) 660-4920 Email: sbruce@radiusglobal.com Attn: Scott G. Bruce

(Signature Page to Amendment Letter)

EXECUTION VERSION

We acknowledge and confirm our agreement to the terms of this letter of which this is a copy.

The Voting Representative

By: /s/Timothé Rauly
Name: Timothé Rauly
Title: Global Head of Fund Management

For and on behalf of AXA REAL ESTATE INVESTMENT MANAGERS SGP as Voting Representative on behalf of the below Majority Holders who together form an Affiliated Holder Group:

AXA Lebensversicherung AG, acting in respect of its principal account

AXA Versicherung AG

AXA Krankenversicherung AG

Deutsche Ärzteversicherung AG

AXA Assicurazioni SPA

AXA Aurora Vida SA de Seguros y Reaseguros - AAV No CFM

AXA Aurora Vida SA de Seguros y Reaseguros – AAV SHAREHOLDER

AXA Seguros Generales Sa De Seguros y Reaseguros

AXA FRANCE VIE, acting through and in respect of its Segment Prudent

AXA FRANCE VIE, acting through and in respect of its Segment Prevoyance

AXA Assurance VIE Mutuelle

AXA Retraite Entreprise – Fonds Libre

AXA Belgium SA

(Signature Page to Amendment Letter)